UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

Contents

Semiannual Report
Municipal Bond Market Overview	3
Franklin California High Yield Municipal Fund	5
Franklin Tennessee Municipal Bond Fund	11
Financial Highlights and Statements of Investments	17
FinancialStatements	41
Notes to Financial Statements	44
Shareholder Information	53

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the semiannual report

franklintempleton.com

Semiannual Report

Municipal Bond Market Overview

The municipal bond market underperformed the U.S. Treasury market and U.S. stock markets during the 6-month period ended November 30, 2016. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a -3.52% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -1.89% total return.1 U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed municipals with a 6.01% total return for the reporting period.1

After raising its target range for the federal funds rate to 0.25%–0.50% last year, the Federal Reserve (Fed) maintained its target through period-end. The Fed noted at its September meeting that although the case for raising interest rates has strengthened, it would wait for further evidence of continued progress toward its objectives.

In June, Britain voted to leave the European Union in the much-publicized “Brexit” referendum. The outcome roiled financial markets in the short-run even as the long-term ramifications of a British exit from the European Union remained uncertain. Global equity markets sold off briefly, while both U.S. Treasuries and municipal bonds rallied sharply in the immediate aftermath of the Brexit vote.

Approximately $239 billion in bonds were issued over the past six months. More than $52 billion of municipal bonds were issued during the month of October, which is the highest monthly number in 30 years. The municipal market experienced a significant increase in new money as well as refunding issuance. New money municipal bond issuance has increased 11.5% during 2016 as compared to 2015, while refunding volume was up 7.1%. Municipal bond funds recorded $26 billion in inflows during the first five months of the reporting period, reflecting solid demand for tax-exempt debt. However, municipal bond funds experienced $10 billion in outflows in November due to the surprise election results, leading to net positive flows of $16 billion for the period. For the first five months of the period, the municipal bond market declined because of heavy new issue supply through October. Post-election, new supply diminished, but the market continued to suffer due to the sharp drop in November fund flows.

During the period under review, bonds with shorter maturities generally performed better than bonds with longer maturities.

High yield municipal bonds performed better than investment-grade municipals, reflective of the “risk on” sentiment seen during most of the period. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, had a -3.00% total return for the period.1

Donald Trump won a surprise U.S. presidential victory that drew Brexit comparisons, shook the political establishment and sent countervailing waves of optimism and uncertainty through global markets. The election also resulted in Republican control of both the White House and Congress, marking the country’s first unified government in six years. Many forecasters believe that the Trump presidency could usher in a new era of higher growth for the U.S. economy; the cornerstones of his plan will likely include lower corporate taxes, less regulation, rebuilding the military and the implementation of an infrastructure investment program. Most economists surveyed after the election reassessed their outlooks to cautious optimism, believing that the incoming administration’s proposals to reduce taxes, loosen regulation and invest in infrastructure will amount to a fiscal stimulus and higher inflation. However, many expected considerable volatility and rising risk premia as financial markets price in an evolving set of economic and geopolitical risks. Separately, the trade-weighted U.S. dollar has shown resurgent strength since the end of the third quarter and reached a 13-year high in November, while fixed income investors endured a broad-based bond market selloff for the second month in a row.1

Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA). The act, a bipartisan congressional effort, created an independent, seven-member oversight board appointed by the House of Representatives, Senate and President Obama, that will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards. Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Semiannual Report 3

safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. Currently, we are still working with Puerto Rico to finalize all outstanding issues necessary to implement our agreement with PREPA.

On July 1, 2016, Puerto Rico defaulted on $911 million in debt service out of $2.0 billion due across several different island entities. Puerto Rico defaulted on the entire $779 million due on its general obligation (GO) debt, making it the first state-level issuer to do so since the Great Depression. Consistent with previous months, Puerto Rico also defaulted on Puerto Rico Infrastructure Finance Authority Rum Bonds and the Public Finance Corporation debt. Of the $1.1 billion paid, some of it was reportedly paid from debt service reserves. While the government reported it was not paying any debt service on the Public Building Authority bonds guaranteed by the Commonwealth, it is our understanding that $151 million in funds available with the trustee were used to make a partial payment. The Franklin Municipal Bond Funds received approximately 85% of payments due on July 1.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales tax, has to date made all principal and interest payments on time and in full. However, on November 22, certain Franklin Municipal Bond Funds that own COFINA subordinated bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of GO hedge fund bondholders (the “GO group”) and the government. Since the GO group is seeking to divert the stream of revenues used to make payments on the COFINA bonds, the Franklin Municipal Bond Funds felt compelled to file the motion in order to protect the interests of the Funds and their shareholders.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of November 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4 Semiannual Report

franklintempleton.com

Franklin California High Yield Municipal Fund

This semiannual report for Franklin California High Yield Municipal Fund covers the period ended November 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Composition*
11/30/16
% of Total
Ratings	Investments
AAA	1.64%
AA	24.10%
A	20.57%
BBB	12.23%
Below Investment Grade	14.20%
Refunded	7.17%
Not Rated	20.09%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.10 on May 31, 2016, to $10.47 on November 30, 2016. The Fund’s Class A shares paid dividends totaling 19.23 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.47% based on an annualization of

November’s 3.16 cent per share dividend and the maximum offering price of $10.93 on November 30, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.06% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
6/1/16–11/30/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.30	2.79	3.39
July	3.25	2.74	3.34
August	3.20	2.69	3.29
September	3.16	2.63	3.25
October	3.16	2.63	3.25
November	3.16	2.63	3.25
Total	19.23	16.11	19.77

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

California’s large and diverse economy continued to expand during the past six months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. However, unemployment rose slightly from

. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

franklintempleton.com

Semiannual Report 5

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

5.2% in May 2016 to 5.3% at period-end, and thus remained above the 4.6% national rate.3 Sales of California homes declined during the period as housing prices generally increased.

The state experienced strong revenue trends aided by temporary tax increases and a multi-year bull market for equities. Its largest three revenue sources are personal income tax, sales tax and corporation tax. According to California’s 2016–2017 budget summary, revenues in the state’s general fund could benefit from the growing economy with high levels of capital gains and strong growth in wages. Capital gains-related tax revenues are volatile, however, and might be influenced by unpredictable financial markets. California paid down budgetary debts and continued to align recurring revenues and expenses during the period. As a result, the state entered fiscal year 2016 with a balanced budget, while increasing spending for education, health care and social services.

California’s net tax-supported debt was $2,323 per capita and 4.7% of personal income, compared with the $1,025 and 2.5% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed its rating of California’s general obligations bonds at AA- with a stable outlook.5 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition
11/30/16
% of Total
Investments*
Tax-Supported	24.4%
General Obligation	14.4%
Transportation	14.3%
Hospital & Health Care	10.7%
Utilities	9.2%
Refunded**	8.6%
Other Revenue	6.2%
Higher Education	5.3%
Subject to Government Appropriations	3.6%
Housing	3.3%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditwor-thiness and low default rates, remained stable.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Services, State Debt Medians 2016: Medians — Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

6 Semiannual Report

franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of November 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Semiannual Report 7

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of November 30, 2016

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 11/30/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
6-Month	-4.04%	-8.09%
1-Year	+1.17%	-3.16%
5-Year	+35.27%	+5.32%
10-Year	+59.74%	+4.34%
Advisor
6-Month	-3.89%	-3.89%
1-Year	+1.36%	+1.36%
5-Year	+36.14%	+6.36%
10-Year	+61.68%	+4.92%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[3]	Distribution Rate[4]	Standardized Yield[5]		Standardized Yield[4]
A	3.47%	7.06%	2.61%		5.31%
Advisor	3.71%	7.55%	2.82%		5.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

8 Semiannual Report

franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	11/30/16	5/31/16		Change
A (FCAMX)	$10.47	$11.10	-$	0.63
C (FCAHX)	$10.55	$11.17	-$	0.62
Advisor (FVCAX)	$10.50	$11.12	-$	0.62

Distributions[6] (6/1/16–11/30/16)
	Dividend
Share Class	Income
A	$0.1923
C	$0.1611
Advisor	$0.1977

Total Annual Operating Expenses[7]
Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default and loss of principal.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Distribution rate is based on an annualization of the respective class’s November dividend and the maximum offering price (NAV for Advisor Class) per share on 11/30/16.
4. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and California state personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
6. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com

Semiannual Report 9

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 6/1/16	Value 11/30/16	6/1/16–11/30/16[1]	Value 11/30/16	6/1/16–11/30/16[1]	Ratio

A	$1,000	$959.60	$3.05	$1,021.96	$3.14	0.62%
C	$1,000	$958.10	$5.74	$1,019.20	$5.92	1.17%
Advisor	$1,000	$961.10	$2.56	$1,022.46	$2.64	0.52%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

10 Semiannual Report

franklintempleton.com

Franklin Tennessee Municipal Bond Fund

This semiannual report for Franklin Tennessee Municipal Bond Fund covers the period ended November 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*
11/30/16
% of Total
Ratings	Investments
AA	55.49%
A	15.58%
BBB	4.60%
Below Investment Grade	3.54%
Refunded	18.60%
Not Rated	2.19%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.44 on May 31, 2016, to $11.04 on November 30, 2016. The Fund’s Class A shares paid dividends totaling 18.70 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.23% based on an annualization of November’s 3.10 cent per share dividend and the maximum offering price of $11.53 on November 30, 2016. An investor in the 2016 maximum combined effective federal and Tennessee personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.03% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
6/1/16–11/30/16
	Dividend per Share (cents)
Month	Class A	Advisor Class**
June	3.20	—
July	3.10	—
August	3.10	—
September	3.10	1.59
October	3.10	3.19
November	3.10	3.19
Total	18.70	7.97

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Over the six months under review, Tennessee’s diverse economy grew. The state is a distribution and manufacturing hub partly due to its access to the Mississippi River, transportation network and abundant supply of land. These factors contributed to its strong-yet-cyclical trade and manufacturing businesses. Tennessee’s unemployment rate rose

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

franklintempleton.com

Semiannual Report 11

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

from 4.1% in May 2016 to 4.8% at period-end, slightly above the nation’s 4.6% average.3

Tennessee’s fiscal year 2016 budget ended the period with better-than-budgeted revenue performance and supported the enacted fiscal year 2017 budget surplus, which includes additional funding for K-12 education, teacher pay and rural development. The state’s enacted 2016 and 2017 budgets are structurally balanced and aim to continue building rainy day reserves.

Tennessee’s net tax-supported debt was relatively low at $298 per capita and 0.7% of personal income, compared with the $1,025 and 2.5% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) assigned the state’s general obligations bonds AAA with a stable outlook.5 In S&P’s view, the rating reflected the state’s strong growth, improving rainy day reserves, strong financial management practices and performance, long-standing funding of the state’s retirement obligations and low debt burden. The outlook also reflected S&P’s view of Tennessee’s excellent management of its long-term liabilities and S&P’s belief that the state could continue to exhibit economic growth, supported by its growing employment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment

Portfolio Composition
11/30/16
% of Total
Investments*
Utilities	28.2%
Refunded**	23.0%
Hospital & Health Care	16.3%
Higher Education	8.4%
General Obligation	8.1%
Transportation	6.3%
Other Revenue	4.2%
Housing	2.9%
Tax-Supported	2.1%
Subject to Government Appropriations	0.5%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditwor-thiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Services, State Debt Medians 2016: Medians — Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.
See www.franklintempletondatasources.com for additional data provider information.

12 Semiannual Report

franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of November 30, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Semiannual Report 13

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Performance Summary as of November 30, 2016

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
6-Month	-1.91%	-6.10%
1-Year	+1.06%	-3.22%
5-Year	+15.09%	+1.96%
10-Year	+41.66%	+3.09%
Advisor[3]
6-Month	-1.89%	-1.89%
1-Year	+1.08%	+1.08%
5-Year	+15.11%	+2.85%
10-Year	+41.69%	+3.55%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	3.23%	6.03%	1.52%		2.84%
Advisor[3]	3.47%	6.48%	1.64%		3.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

14 Semiannual Report

franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	11/30/16	9/15/16	5/31/16		Change
A (FRTIX)	$11.04	N/A	$11.44	-$	0.40
Advisor (FTMZX)[3]	$11.04	$11.50	N/A	-$	0.46

Distributions[7] (6/1/16–11/30/16)
	Dividend
Share Class	Income
A	$0.1870
Advisor[3]	$0.0797

Total Annual Operating Expenses[8]
Share Class
A	0.72%
Advisor[3]	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Effective 9/15/16, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -3.32% and
-3.32%.
4. Distribution rate is based on an annualization of the respective class’s November dividend and the maximum offering price (NAV for Advisor Class) per share on 11/30/16.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Tennessee state personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com

Semiannual Report 15

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 11/30/16	Period[2,3]	Value 11/30/16	6/1/16–11/30/16[3]	Ratio

A	$1,000	$980.90	$3.48	$1,021.56	$3.55	0.70%
Advisor	$1,000	$966.80	$1.23	$1,009.16	$1.26	0.60%

1. For Class A, 6/1/16 for Actual and Hypothetical. For Advisor Class, 9/15/16 for Actual and 6/1/16 for Hypothetical.
2. For Class A, 6/1/16-11/30/16. For Advisor Class, 9/15/16-11/30/16.
3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period. The multiplier is 76/365 for Actual Advisor Class expenses to reflect the number of days since inception.

16 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights
Franklin California High Yield Municipal Fund
	Six Months Ended
	November 30, 2016		Year Ended May 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.10	$10.65	$10.42	$10.59	$10.40	$9.07
Income from investment operations[a]:
Net investment income[b]	0.20	0.41	0.44	0.49	0.46	0.49
Net realized and unrealized gains (losses)	(0.64)	0.46	0.24	(0.18)	0.17	1.34
Total from investment operations	(0.44)	0.87	0.68	0.31	0.63	1.83
Less distributions from net investment income.	(0.19)	(0.42)	(0.45)	(0.48)	(0.44)	(0.50)
Net asset value, end of period	$10.47	$11.10	$10.65	$10.42	$10.59	$10.40

Total return[c]	(4.04)%	8.37%	6.63%	3.22%	6.10%	20.65%

Ratios to average net assets[d]
Expenses	0.62%	0.65%	0.63%	0.63%	0.61%	0.62%
Net investment income	3.48%	3.83%	4.17%	4.95%	4.31%	5.05%

Supplemental data
Net assets, end of period (000’s)	$1,358,584	$1,442,703	$1,294,192	$1,203,532	$1,330,444	$1,238,396
Portfolio turnover rate.	8.13%	12.23%	11.98%	22.26%	5.47%	6.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)
	Six Months Ended
	November 30, 2016		Year Ended May 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.17	$10.72	$10.49	$10.65	$10.46	$9.13
Income from investment operations[a]:
Net investment income[b]	0.17	0.36	0.39	0.44	0.40	0.44
Net realized and unrealized gains (losses)	(0.63)	0.45	0.23	(0.18)	0.17	1.33
Total from investment operations	(0.46)	0.81	0.62	0.26	0.57	1.77
Less distributions from net investment income.	(0.16)	(0.36)	(0.39)	(0.42)	(0.38)	(0.44)
Net asset value, end of period	$10.55	$11.17	$10.72	$10.49	$10.65	$10.46

Total return[c]	(4.19)%	7.73%	6.01%	2.74%	5.48%	19.86%

Ratios to average net assets[d]
Expenses	1.17%	1.20%	1.18%	1.18%	1.16%	1.17%
Net investment income	2.93%	3.28%	3.62%	4.40%	3.76%	4.50%

Supplemental data
Net assets, end of period (000’s)	$373,137	$377,550	$326,456	$278,775	$322,824	$293,895
Portfolio turnover rate.	8.13%	12.23%	11.98%	22.26%	5.47%	6.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN MUNICIPAL SECURITIES TRUST
				FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)
	Six Months Ended
	November 30, 2016		Year Ended May 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.12	$10.67	$10.44	$10.61	$10.41	$9.09
Income from investment operations[a]:
Net investment income[b]	0.20	0.43	0.45	0.50	0.47	0.50
Net realized and unrealized gains (losses)	(0.62)	0.45	0.24	(0.18)	0.18	1.33
Total from investment operations	(0.42)	0.88	0.69	0.32	0.65	1.83
Less distributions from net investment income.	(0.20)	(0.43)	(0.46)	(0.49)	(0.45)	(0.51)
Net asset value, end of period	$10.50	$11.12	$10.67	$10.44	$10.61	$10.41

Total return[c]	(3.89)%	8.46%	6.73%	3.32%	6.30%	20.60%

Ratios to average net assets[d]
Expenses	0.52%	0.55%	0.53%	0.53%	0.51%	0.52%
Net investment income	3.58%	3.93%	4.27%	5.05%	4.41%	5.15%

Supplemental data
Net assets, end of period (000’s)	$610,425	$635,463	$474,392	$315,131	$303,904	$241,123
Portfolio turnover rate.	8.13%	12.23%	11.98%	22.26%	5.47%	6.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, November 30, 2016 (unaudited)
Franklin California High Yield Municipal Fund
	Units	Value

Common Stocks and Other Equity Interests (Cost $611,327) 0.0%†
Consumer Discretionary 0.0%†
[a,b] 1155 Island Avenue LLC, LP	7,830,849	$611,323

	Principal
	Amount

Corporate Bonds (Cost $3,993,733) 0.2%
Consumer Discretionary 0.2%
[b,c] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$3,993,733	3,995,211
Municipal Bonds 95.0%
California 90.5%
ABAG Finance Authority for Nonprofit Corps. Revenue, Episcopal Senior Communities, Refunding,
6.125%, 7/01/41	7,500,000	8,255,025
Alameda Corridor Transportation Authority Revenue,
second sub. lien, Refunding, Series B, AGMC Insured, 4.00%, 10/01/35	3,250,000	3,329,560
second sub. lien, Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	3,250,000	3,634,897
second sub. lien, Refunding, Series B, AGMC Insured, 5.00%, 10/01/36	10,550,000	11,743,943
second sub. lien, Refunding, Series B, AGMC Insured, 4.00%, 10/01/37	2,985,000	3,038,342
second sub. lien, Refunding, Series B, AGMC Insured, 5.00%, 10/01/37	1,000,000	1,107,930
Alameda Special Tax, CFD No. 13-1, Alameda Landing Public Improvements, 5.00%, 9/01/46.	1,400,000	1,495,606
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,355,127
Artesia Redevelopment Project Area, 5.70%, 6/01/42	2,920,000	2,920,555
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,215,000	3,496,505
Azusa Special Tax,
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/27	1,980,000	1,984,970
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	1,655,000	1,657,019
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded,
zero cpn., 8/01/31	5,735,000	2,588,033
GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero
cpn., 8/01/42	10,000,000	2,233,000
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4, 5.25%,
4/01/53	15,000,000	16,764,900
Beaumont Financing Authority Local Agency Revenue,
Series C, 5.45%, 9/01/27	6,435,000	6,435,000
Series C, 5.50%, 9/01/29	855,000	855,675
Series C, 5.50%, 9/01/35	1,035,000	1,035,621
Series C, 5.50%, 9/01/35	3,995,000	4,007,544
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,231,229
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%, 9/01/35	5,000,000	5,272,150
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Los
Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	2,904,390
California Municipal Finance Authority Revenue,
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,070,970
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/46	1,750,000	1,840,440
California School Finance Authority Charter School Revenue,
Aspire Public Schools-Obligated Group, Refunding, 5.00%, 8/01/36	3,200,000	3,456,320
Aspire Public Schools-Obligated Group, Refunding, 5.00%, 8/01/46	2,500,000	2,632,625
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/35.	1,000,000	1,083,160
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/45.	1,100,000	1,159,169

20 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California School Finance Authority School Facility Revenue,
Green Dot Public School Project, Series A, 5.00%, 8/01/35	$2,525,000	$2,620,041
Green Dot Public School Project, Series A, 5.00%, 8/01/45	3,500,000	3,576,230
Kipp LA Projects, Series A, 5.00%, 7/01/35	1,200,000	1,289,028
Kipp LA Projects, Series A, 5.00%, 7/01/45	1,675,000	1,774,294
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/40	5,000,000	5,461,700
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/26	250,000	251,635
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/30	615,000	619,022
Pepperdine University, Refunding, 5.00%, 10/01/41	2,735,000	3,105,374
University of the Pacific, Refunding, 5.00%, 11/01/36.	3,000,000	3,331,980
University of San Francisco, 6.125%, 10/01/36	2,000,000	2,330,320
California State GO,
Various Purpose, 6.00%, 11/01/39.	13,000,000	14,589,770
Various Purpose, FGIC Insured, 6.00%, 8/01/19	30,000	30,233
Various Purpose, Refunding, 5.00%, 9/01/36	12,050,000	13,540,705
Various Purpose, Refunding, 5.00%, 3/01/45	5,000,000	5,491,200
California State Health Facilities Financing Authority Revenue,
Adventist Health System/West, Refunding, Series A, 4.00%, 3/01/39	9,000,000	8,448,300
California Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/45	4,500,000	4,974,975
El Camino Hospital, Refunding, Series A, 5.00%, 2/01/40.	7,000,000	7,624,960
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	7,909,151
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/33	4,000,000	4,383,200
Sutter Health, Refunding, Series B, 4.00%, 11/15/38	4,950,000	4,801,945
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	26,925,000	29,115,618
California State Infrastructure and Economic Development Bank Revenue, Goodwill Industries of
Sacramento Valley and Northern Nevada Project, Series A, 5.00%, 1/01/47.	10,360,000	9,849,977
California State Municipal Finance Authority Charter School Lease Revenue,
Santa Rosa Academy Project, 5.125%, 7/01/35	450,000	449,717
Santa Rosa Academy Project, 5.375%, 7/01/45	1,400,000	1,380,820
California State Municipal Finance Authority Charter School Revenue,
King Chavez Academy of Excellence Project, Refunding, Series A, 5.00%, 5/01/36.	2,675,000	2,698,861
King Chavez Academy of Excellence Project, Refunding, Series A, 5.00%, 5/01/46.	2,775,000	2,728,685
Palmdale Aerospace Academy Project, 5.00%, 7/01/31	1,000,000	1,037,720
Palmdale Aerospace Academy Project, 5.00%, 7/01/36	2,750,000	2,812,920
Palmdale Aerospace Academy Project, 5.00%, 7/01/41	1,750,000	1,771,193
Palmdale Aerospace Academy Project, 5.00%, 7/01/46	1,670,000	1,685,114
California State Municipal Finance Authority COP,
Community Hospitals of Central California, Pre-Refunded, 5.25%, 2/01/46.	1,895,000	1,907,810
Community Hospitals of Central California, Refunding, 5.25%, 2/01/46	14,070,000	14,128,250
Community Hospitals of Central California Obligated Group, 5.25%, 2/01/24	5,000,000	5,310,500
Community Hospitals of Central California Obligated Group, 5.375%, 2/01/29	7,000,000	7,448,420
Community Hospitals of Central California Obligated Group, 5.50%, 2/01/39	10,600,000	11,212,468
California State Municipal Finance Authority Mobile Home Park Revenue,
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30.	1,000,000	1,094,010
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39.	1,200,000	1,329,588
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49.	3,500,000	3,863,160
Windsor Mobile Country Club, Refunding, Series A, 5.625%, 11/15/33.	1,000,000	1,081,790
Windsor Mobile Country Club, Refunding, Series A, 6.00%, 11/15/48	4,000,000	4,399,360

franklintempleton.com

Semiannual Report 21

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority Revenue,
Biola University, Refunding, Series A, 5.625%, 10/01/23.	$6,000,000	$6,307,260
Biola University, Refunding, Series A, 5.80%, 10/01/28	7,500,000	7,938,825
Biola University, Refunding, Series A, 5.875%, 10/01/34.	6,000,000	6,280,740
California Baptist University, Series A, 5.00%, 11/01/36	2,500,000	2,344,025
California Baptist University, Series A, 5.375%, 11/01/40	5,000,000	4,971,700
California Baptist University, Series A, 5.50%, 11/01/45	10,000,000	10,060,600
Community Medical Centers, Series A, 5.00%, 2/01/40	5,000,000	5,359,150
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B,
4.00%, 11/01/36	1,395,000	1,210,790
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B,
4.50%, 11/01/46	1,600,000	1,366,432
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,981,850
Harbor Regional Center Project, Refunding, 5.00%, 11/01/32	3,020,000	3,386,024
Harbor Regional Center Project, Refunding, 5.00%, 11/01/39	6,525,000	7,111,663
Inland Regional Center Project, Refunding, 5.00%, 6/15/37	9,965,000	10,813,819
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	10,061,910
NorthBay Healthcare Group, 5.00%, 11/01/35.	1,100,000	1,190,156
NorthBay Healthcare Group, 5.00%, 11/01/44.	1,050,000	1,126,409
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,395,443
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,545,790
Southwest Community Health Center, California Mortgage Insured, Pre-Refunded, 6.125%, 2/01/40 .	4,000,000	4,308,600
California State Municipal Finance Authority Student Housing Revenue,
Bowles Hall Foundation, Series A, 5.00%, 6/01/35.	600,000	633,096
Bowles Hall Foundation, Series A, 5.00%, 6/01/50.	3,250,000	3,405,642
California State Public Works Board Lease Revenue,
California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,345,930
Various Capital Projects, Series A, 5.125%, 10/01/31.	3,605,000	4,035,725
California State University Revenue, Systemwide, Refunding, Series A, 5.00%, 11/01/47	14,980,000	16,541,216
California Statewide CDA Insured Senior Living Health Facility Revenue, Los Angeles Jewish Home for
the Aging, Fountainview at Gonda, Series A, California Mortgage Insured, 5.00%, 8/01/44	2,450,000	2,699,876
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	790,088
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,045,128
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,466,150
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,793,815
California Baptist University, Refunding, 7.25%, 11/01/31	1,250,000	1,428,675
California Baptist University, Refunding, 7.50%, 11/01/41	2,750,000	3,130,105
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	7,762,152
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	4,685,580
California Baptist University, Series A, 5.125%, 11/01/23	715,000	756,163
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,709,590
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,397,141
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,260,750
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	8,899,120
The Culinary Institute of America Project, Series B, 5.00%, 7/01/36	410,000	437,954
The Culinary Institute of America Project, Series B, 5.00%, 7/01/46	850,000	899,139
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,599,690
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, Pre-Refunded,
5.20%, 10/01/37	3,500,000	3,746,925
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	4,735,111

22 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
Insured, Enloe Medical Center, Refunding, California Mortgage Insured, 5.00%, 8/15/38	$6,000,000	$6,652,260
John Muir Health, Refunding, Series A, 4.00%, 8/15/51	4,250,000	3,963,082
John Muir Health, Refunding, Series A, 5.00%, 8/15/51	2,500,000	2,717,975
Lancer Educational Student Housing Project, Pre-Refunded, 5.625%, 6/01/33	3,000,000	3,129,630
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/46	10,735,000	9,446,371
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	8,550,000	8,785,638
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41	5,500,000	5,504,070
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46	5,000,000	5,003,700
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	6,500,000	6,587,230
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	8,980,000	10,195,084
Monterey Institute International, 5.50%, 7/01/31	8,145,000	8,619,935
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/35	2,000,000	2,085,440
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/45	3,810,000	3,933,634
Statewide Community Infrastructure Program, Refunding, Series R1, 5.00%, 9/02/40	2,745,000	2,692,433
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/36	1,035,000	1,072,902
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/45	2,255,000	2,310,766
California Statewide CDA Special Tax Revenue,
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%,
9/01/36	1,000,000	1,079,200
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%,
9/01/45	1,500,000	1,594,830
[d] CFD No. 2016-02, Delta Coves, Series A, 5.00%, 9/01/46	11,155,000	10,689,725
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 5.75%, 5/15/32	10,000,000	10,657,000
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/30	2,000,000	2,203,400
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/32	1,250,000	1,368,950
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/33	2,625,000	2,863,822
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/34	1,750,000	1,901,183
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/35	2,205,000	2,391,411
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/40	4,500,000	4,745,835
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,302,296
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,115,362
Centinela Valley UHSD,
GO, County of Los Angeles, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC
Insured, zero cpn., 8/01/45	42,000,000	9,379,860
GO, County of Los Angeles, Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,670,797
Ceres USD,
GO, Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/39	6,450,000	1,507,817
GO, Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/40	6,730,000	1,461,083
Chatom USD, GO, Capital Appreciation, Election of 2006, Series C, XLCA Insured, zero cpn., 8/01/47	9,450,000	1,660,271
Chino CFD Special Tax, No. 2003-3, Improvement Area No. 6, 5.00%, 9/01/45	1,665,000	1,677,771

franklintempleton.com

Semiannual Report 23

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
City of Fullerton Special Assessment,
Community Facilities District No. 2, Amerige Heights, 4.00%, 9/01/24	$110,000	$111,293
Community Facilities District No. 2, Amerige Heights, 5.00%, 9/01/34	1,075,000	1,100,220
Community Facilities District No. 2, Amerige Heights, 5.00%, 9/01/44	2,450,000	2,487,608
City of Sacramento Special Tax,
North Natomas Central CFD No. 2006-02, 5.00%, 9/01/41	2,000,000	2,138,240
North Natomas Central CFD No. 2006-02, 5.00%, 9/01/46	2,315,000	2,465,452
Clovis USD,
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/27	7,500,000	5,165,700
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/28	3,000,000	1,979,310
Coachella Valley USD,
GO, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/42	8,500,000	2,768,875
GO, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/43	3,000,000	930,570
Coalinga PFAR,
Water and Wastewater Refinancing Projects, Refunding, 5.00%, 4/01/35	1,000,000	1,062,230
Water and Wastewater Refinancing Projects, Refunding, 5.00%, 4/01/48	6,350,000	6,477,317
Compton Community College District GO,
Election of 2002, Series B, Pre-Refunded, 6.625%, 8/01/27	3,085,000	3,496,755
Election of 2002, Series B, Pre-Refunded, 6.75%, 8/01/34	4,000,000	4,546,840
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	2,255,000	2,423,719
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	3,460,000	3,692,962
Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31.	3,270,000	3,275,395
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	1,825,000	1,829,818
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	755,000	731,973
Corona-Norco USD,
Special Tax, Refunding, CFD No. 5-1, 5.00%, 9/01/36	1,000,000	1,080,780
Special Tax, Refunding, CFD No. 5-1, 4.00%, 9/01/45	2,000,000	1,891,980
[b] Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation Improvement, 6.50%,
9/02/33	4,545,000	3,851,478
Cotati-Rohnert Park USD, GO, Election of 2014, Series C, BAM Insured, 5.00%, 8/01/45	4,000,000	4,366,480
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44.	3,615,000	3,977,042
Election of 2014, Series A, 5.00%, 8/01/44.	7,375,000	8,113,606
Refunding, 5.00%, 8/01/47	6,000,000	6,617,940
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project,
Redevelopment Projects, Series B, 7.75%, 10/01/27	3,795,000	4,513,963
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home
Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,835,000	5,006,111
Dana Point CFD Special Tax No. 2006-1,
5.00%, 9/01/38	1,000,000	1,055,480
5.00%, 9/01/45	2,500,000	2,626,650
Del Mar Race Track Authority Revenue, Refunding, 5.00%, 10/01/35	2,000,000	2,101,240
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,366,254
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn.,
12/01/28	30,795,000	17,121,404
Eastern Municipal Water District Water and Wastewater Revenue,
Subordinate, Refunding, Series A, 5.00%, 7/01/37.	2,755,000	3,090,972
Subordinate, Refunding, Series A, 5.00%, 7/01/38.	1,930,000	2,162,044
Subordinate, Refunding, Series A, 5.00%, 7/01/39.	2,030,000	2,270,555
Subordinate, Refunding, Series A, 5.00%, 7/01/42.	5,000,000	5,571,000

24 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29	$2,400,000	$1,453,896
Elk Grove Finance Authority Special Tax Revenue,
Refunding, 5.00%, 9/01/41	10,000,000	10,446,300
Refunding, 5.00%, 9/01/46	10,000,000	10,406,100
Etiwanda School District Community Facilities District No. 9 Special Tax, Refunding, 5.00%, 9/01/35	4,260,000	4,675,350
Fairfield Special Tax,
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/32	1,200,000	1,277,112
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/37	5,810,000	6,162,841
Fillmore Special Tax,
CFD No. 5 Improvement Area, Series A, 5.00%, 9/01/40	1,500,000	1,537,245
CFD No. 5 Improvement Area, Series A, 5.00%, 9/01/45	2,630,000	2,682,048
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	19,533,750
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33.	19,000,000	8,335,300
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	44,871,600
Fremont CFD No. 1 Special Tax,
Pacific Commons, Refunding, 5.00%, 9/01/40	4,655,000	4,876,159
Pacific Commons, Refunding, 5.00%, 9/01/45	3,255,000	3,397,602
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Refunding, Senior Series A-1, 5.00%, 6/01/33	24,500,000	22,051,960
Asset-Backed, Series A, 5.00%, 6/01/45	42,630,000	46,311,953
Capital Appreciation, Asset-Backed, second subordinate, Refunding, Series C, zero cpn., 6/01/47	50,000,000	2,582,000
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,018,350
Hanford Joint UHSD,
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	3,635,000	1,958,356
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/33	3,705,000	1,900,035
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/35	4,120,000	1,914,729
Hartnell Community College District GO,
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, Pre-Refunded,
zero cpn., 8/01/44	30,000,000	4,460,400
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, zero cpn.,
8/01/49	10,000,000	2,460,800
Hemet USD Financing Authority Special Tax Revenue, 5.00%, 9/01/39	1,100,000	1,158,333
Imperial Community College District GO, Imperial County, Capital Appreciation, Election of 2010, Series
A, AGMC Insured, 6.75%, 8/01/40.	3,500,000	4,408,530
[b] Imperial County Special Tax,
CFD No. 98-1, 6.45%, 9/01/17	270,000	270,618
CFD No. 98-1, 6.50%, 9/01/31	5,705,000	5,712,245
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/45	2,465,000	2,622,366
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/50	2,000,000	2,124,240
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,159,657
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,112,912
San Juan Mobile Estates, Refunding, 5.00%, 8/15/45	5,000,000	5,405,800
San Juan Mobile Estates, Refunding, 5.00%, 8/15/50	4,900,000	5,278,966
Santa Rosa Leisure Mobile Home Park, Refunding, 5.00%, 8/15/46	2,570,000	2,778,992
Indio CFD Special Tax Revenue, No. 2004-3, Terra Lago, Improvement Area No. 1, Refunding, 5.00%,
9/01/35	1,250,000	1,285,563
Inland Valley Development Agency Successor Agency Tax Allocation,
Refunding, Series A, 5.25%, 9/01/37	7,500,000	8,221,950
Refunding, Series A, 5.00%, 9/01/44	14,000,000	14,898,660

franklintempleton.com

Semiannual Report 25

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Irvine Special Tax Revenue,
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/39	$1,000,000	$1,041,570
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,557,360
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/49	2,750,000	2,851,558
Irvine USD Special Tax, CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	2,862,540
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/42	2,220,000	2,418,779
Refunding, Series A, 5.00%, 9/01/43	4,000,000	4,335,280
sub. lien, Series B, 5.00%, 9/01/40	4,000,000	4,067,680
Kaweah Delta Health Care District Revenue, Series B, 5.00%, 6/01/40	3,250,000	3,501,355
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,467,480
La Verne Mobile Home Revenue, Copacbana Mobile HomePark, Refunding, 5.00%, 6/15/49	1,765,000	1,883,467
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30.	4,980,000	5,186,720
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,264,851
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,030,880
Lake Tahoe USD, GO, Election of 2008, zero cpn. to 7/31/25, 5.30% thereafter, 8/01/40	1,140,000	834,628
Lancaster RDA Tax Allocation,
Combined Redevelopment Project Areas, 6.875%, 8/01/34	2,000,000	2,234,880
Combined Redevelopment Project Areas, 6.875%, 8/01/39	830,000	927,475
Combined Redevelopment Project Areas, Pre-Refunded, 6.875%, 8/01/39	1,170,000	1,332,104
Las Virgenes USD, GO, Election of 2006, Series C, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	6,453,765
Lathrop Financing Authority Revenue,
Mossdale Village, Refunding, Series A, 6.00%, 9/02/28	1,010,000	1,120,080
Mossdale Village, Refunding, Series A, 6.00%, 9/02/29	1,070,000	1,178,027
Mossdale Village, Refunding, Series A, 6.00%, 9/02/30	1,075,000	1,178,910
Mossdale Village, Refunding, Series A, 5.50%, 9/02/35	3,670,000	3,782,082
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/32	1,340,000	1,456,138
Special Tax, junior lien, Refunding, Series B, 5.375%, 9/01/35	965,000	1,046,793
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area,
Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,005,890
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero
cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	4,447,430
Live Oak School District COP, School Financing Projects, Refunding, AGMC Insured, 5.00%, 8/01/39	2,500,000	2,774,600
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,214,028
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/34	1,300,000	1,402,011
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/40	3,500,000	3,735,725
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/45	2,500,000	2,659,175
Los Alamitos USD,
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/34	1,500,000	1,227,750
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/42	4,500,000	3,607,560
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program,
Series C, 5.00%, 6/01/30	2,200,000	2,395,734
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Subordinate,
Refunding, Series C, 5.00%, 5/15/34	2,135,000	2,410,629
Los Angeles Department of Water and Power Revenue, Power Systems, Refunding, Series A, 5.00%,
7/01/40	2,175,000	2,430,258

26 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Mendocino-Lake Community College District GO,
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/21, 6.55%
thereafter, 8/01/36	$5,150,000	$5,258,253
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/26, 6.85%
thereafter, 8/01/40	7,500,000	6,308,850
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, Pre-Refunded, 6.50%,
9/01/39	6,250,000	7,078,062
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, Pre-Refunded, zero cpn., 8/01/41	10,000,000	2,226,800
Monrovia Financing Authority Water and Sewer Revenue, AGMC Insured, 5.00%, 12/01/45	3,000,000	3,295,920
Moreland School District GO, Election of 2010, Series B, 5.00%, 8/01/41	4,045,000	4,459,612
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	41,693,163
Napa Valley USD,
GO, Refunding, Series C, 5.00%, 8/01/41	5,000,000	5,601,100
GO, Refunding, Series E, 5.00%, 8/01/44	5,000,000	5,588,050
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,328,350
Northern California Transmission Agency Revenue,
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/36	2,500,000	2,804,650
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/37	3,610,000	4,037,604
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/38	1,750,000	1,951,355
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/39	1,885,000	2,095,498
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	6,780,972
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,316,304
Oakland USD Alameda County GO, Election of 2012, 6.625%, 8/01/38.	5,000,000	6,042,750
Oakley PFAR,
Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,080,898
Contra Costa County, Refunding, BAM Insured, 5.00%, 9/02/36	1,500,000	1,666,395
Ontario CFD No. 24 Special Tax,
Park Place Facilities Phase I, 5.00%, 9/01/34	535,000	576,874
Park Place Facilities Phase I, 5.00%, 9/01/36	580,000	622,015
Park Place Facilities Phase I, 5.00%, 9/01/41	1,365,000	1,459,349
Park Place Facilities Phase I, 5.00%, 9/01/46	2,000,000	2,129,980
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1, 5.10%, 9/02/33	1,745,000	1,745,611
Orange County CFD,
No. 2015-1, Esencia Village, Series A, 5.00%, 8/15/34	1,530,000	1,632,066
No. 2015-1, Esencia Village, Series A, 5.25%, 8/15/45	5,000,000	5,363,700
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,416,340
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	15,468,880
6.125%, 9/15/40	1,500,000	1,668,990
Pajaro Valley USD, GO, Election of 2012, Series C, 5.00%, 8/01/40	3,310,000	3,695,913
Palomar Health Revenue,
Refunding, 5.00%, 11/01/36	6,250,000	6,604,812
Refunding, 5.00%, 11/01/39	5,000,000	5,255,000
Palomar Pomerado Health Care District COP,
6.00%, 11/01/30	10,000,000	10,985,300
Pre-Refunded, 6.75%, 11/01/39	15,550,000	17,833,517
Paramount USD, GO, County of Los Angeles, Capital Appreciation, Election of 2006, BAM Insured, zero
cpn., 8/01/51	25,000,000	2,643,000
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	3,787,950

franklintempleton.com

Semiannual Report 27

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Perris CFD No. 2001-1 Special Tax,
Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30	$865,000	$865,926
Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35	1,075,000	1,075,688
Perris CFD No. 2001-2 Special Tax, Villages of Avalon, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,578,795
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 6 and 7, Refunding, Series E, 4.25%, 9/01/38	4,250,000	4,013,190
May Farms Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33.	2,000,000	2,043,440
Willowbrook, Refunding, Series B, 5.25%, 9/01/33.	3,950,000	3,976,386
Perris PFAR Tax Allocation, Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,592,302
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	6,360,000	6,443,888
Pittsburg USD,
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/47	9,000,000	1,691,910
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/52	15,000,000	2,024,400
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	5,752,100
Poway RDA Successor Agency Tax Allocation, Paguay Redevelopment Project, Refunding, Series A,
5.00%, 12/15/30	3,500,000	4,078,270
Poway USD Special Tax,
CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/41	1,125,000	1,166,636
CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/46	2,000,000	2,066,060
Rancho Cordova CFD No. 2005-1 Special Tax,
Sunridge North Douglas, 5.00%, 9/01/40	1,200,000	1,252,572
Sunridge North Douglas, 5.00%, 9/01/45	1,250,000	1,300,163
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20%
thereafter, 8/01/31	2,750,000	2,560,800
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC
Insured, zero cpn., 8/01/49	22,000,000	4,856,720
Rio Elementary School District CFD No. 1 Special Tax, 5.50%, 9/01/39.	6,915,000	7,500,700
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to
8/01/24, 6.85% thereafter, 8/01/42.	13,000,000	12,217,140
Riverbank USD,
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/38	6,690,000	2,503,264
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/43	8,750,000	2,545,375
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,735,964
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	3,069,051
Housing, Series A, 6.00%, 10/01/39.	3,000,000	3,419,160
Housing, Series A, 7.125%, 10/01/42	1,750,000	2,108,383
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,440,552
Riverside County Redevelopment Successor Agency Tax Allocation, Refunding, Series A, 4.00%,
10/01/37	6,000,000	5,966,160
Riverside County Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,522,965
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/43	7,500,000	1,745,550
senior lien, Series A, 5.75%, 6/01/44	5,000,000	5,436,200
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured,
5.00%, 6/01/33	4,280,000	4,751,998
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%, 9/01/29	2,630,000	2,891,685
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area No. 3, Refunding, 5.00%, 9/01/36.	1,500,000	1,573,290
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/35	4,690,000	4,997,101
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/38	3,000,000	3,178,350

28 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Roseville Special Tax,
CFD No. 1, Fiddyment Ranch, 5.00%, 9/01/19	$980,000	$986,194
CFD No. 1, Fiddyment Ranch, 5.125%, 9/01/21	980,000	982,881
CFD No. 1, Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,953,950
CFD No. 1, Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	7,889,614
CFD No. 1, HP Campus Oaks, Public Facilities, 5.00%, 9/01/36	800,000	788,096
CFD No. 1, HP Campus Oaks, Public Facilities, 5.50%, 9/01/46	2,500,000	2,573,850
CFD No. 1, Public Facilities, 5.00%, 9/01/29	500,000	551,860
CFD No. 1, Public Facilities, 5.00%, 9/01/34	1,100,000	1,185,426
CFD No. 1, Public Facilities, 5.00%, 9/01/39	1,885,000	2,004,132
CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,650,000	1,743,044
CFD No. 1, Stone Point, 6.375%, 9/01/24	1,440,000	1,442,390
CFD No. 1, Stone Point, 6.375%, 9/01/28	2,060,000	2,062,616
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/32	1,120,000	1,195,880
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/33	1,000,000	1,060,200
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/37	1,250,000	1,316,825
Rowland USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/34	5,000,000	2,430,150
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/39	15,000,000	5,692,350
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/42	10,750,000	3,380,875
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment,
Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,145,580
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%, 7/01/39	7,000,000	7,304,780
Sacramento County Special Tax,
CFD No. 2005-2, North Vineyard Station No. 1, Refunding, 5.00%, 9/01/40	1,350,000	1,433,295
CFD No. 2005-2, North Vineyard Station No. 1, Refunding, 5.00%, 9/01/45	1,650,000	1,742,483
San Bernardino Community College District GO,
Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	3,681,652
Election of 2008, Series D, 5.00%, 8/01/45	2,755,000	3,050,336
Election of 2008, Series D, 5.00%, 8/01/48	3,760,000	4,139,497
San Bernardino County Special Tax,
CFD No. 2006-1, Improvement Area No. 1, Lytle Creek North, 5.00%, 9/01/40	1,000,000	1,027,720
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, 5.50%, 9/01/44	1,965,000	1,994,632
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, Refunding, 5.00%, 9/01/45	1,000,000	1,023,390
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,952,500
Community Memorial Health System, 7.50%, 12/01/41	5,000,000	5,781,900
San Clemente Special Tax,
CFD No. 2006-1, 5.00%, 9/01/40	1,795,000	1,885,612
CFD No. 2006-1, 5.00%, 9/01/46	2,500,000	2,611,300
San Diego Public Facilities Financing Authority Water Revenue,
Series A, 5.00%, 8/01/41	4,000,000	4,449,680
Series A, 5.00%, 8/01/45	4,475,000	4,962,685
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, 5.625%, 9/01/40	2,315,000	2,597,129
Naval Training Center Redevelopment Project, Series A, 5.75%, 9/01/40	3,000,000	3,295,140
San Diego Special Tax, CFD No. 4 Black Mountain Ranch Villages, Refunding, 5.00%, 9/01/37	1,000,000	1,096,010

franklintempleton.com

Semiannual Report 29

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Diego USD,
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00%
thereafter, 7/01/33	$10,000,000	$10,922,700
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 7/01/30, 6.625% thereafter,
7/01/47	26,025,000	17,564,272
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	3,881,056
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	7,668,270
San Francisco City and County Airport Commission International Airport Revenue, Second Series,
Series B, 5.00%, 5/01/46	25,000,000	26,619,750
San Francisco City and County RDA Successor Agency CFD No. 6 Special Tax, Mission Bay South
Public Improvements, Capital Appreciation, Refunding, Series C, zero cpn., 8/01/43	10,000,000	2,266,400
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay North Redevelopment Project, Refunding, Series A, 5.00%, 8/01/37	1,700,000	1,885,266
Mission Bay South Redevelopment Project, Refunding, Series C, NATL Insured, 5.00%, 8/01/41	2,500,000	2,717,275
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,741,025
Mission Bay South Redevelopment Project, Series B, NATL Insured, 5.00%, 8/01/43.	1,500,000	1,627,845
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/23.	2,000,000	1,392,000
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/26.	3,000,000	1,745,220
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/31.	6,000,000	2,604,900
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/43.	16,500,000	3,502,290
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 6.75%, 8/01/41	1,000,000	1,192,440
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/33	1,000,000	1,202,380
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.625%, 8/01/39	2,265,000	2,564,139
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/41	1,500,000	1,803,570
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, San
Francisco Redevelopment Projects, Series B, 6.625%, 8/01/41	2,500,000	2,940,200
San Gorgonio Memorial Healthcare District GO, Riverside County, Refunding, 5.00%, 8/01/39	15,000,000	16,446,150
San Jacinto CFD Special Tax,
No. 2002-1, Refunding, 5.00%, 9/01/28	1,080,000	1,165,439
No. 2002-1, Refunding, 5.00%, 9/01/29	1,165,000	1,252,293
No. 2002-1, Refunding, 5.00%, 9/01/32	1,000,000	1,061,700
San Joaquin County Public Facilities FICO Revenue COP, Wastewater Conveyance Project, 6.00%,
8/01/37	1,000,000	1,000,350
San Joaquin Delta Community College District GO, Capital Appreciation, Election of 2004, Series B,
AGMC Insured, zero cpn., 8/01/30	3,900,000	1,906,905
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	13,666,779
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	13,158,284
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	24,095,946
junior lien, Refunding, Series B, 5.25%, 1/15/44	35,000,000	37,205,700
junior lien, Refunding, Series B, 5.25%, 1/15/49	75,000,000	79,253,250
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/28	13,245,000	13,348,046
Merged Area Redevelopment Project, Series B, XLCA Insured, 4.25%, 8/01/36	5,000,000	4,958,950
San Mateo Special Tax,
CFD No. 2008-1, Bay Meadows, 5.875%, 9/01/32	1,500,000	1,638,030
CFD No. 2008-1, Bay Meadows, 5.375%, 9/01/38	2,500,000	2,656,100
CFD No. 2008-1, Bay Meadows, 6.00%, 9/01/42	5,000,000	5,467,700

30 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Mateo Special Tax, (continued)
CFD No. 2008-1, Bay Meadows, 5.50%, 9/01/44	$3,300,000	$3,514,797
Santa Barbara Elementary School District GO, Capital Appreciation, Election of 2010, Series A, zero
cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	7,740,320
Santa Cruz County RDA Tax Allocation, Pre-Refunded, 6.625%, 9/01/29	2,650,000	3,009,949
Santa Margarita Water District Special Tax,
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/36	3,000,000	3,324,510
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/43	10,000,000	11,037,900
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	7,105,000	7,708,143
Santee Community Development Commission Tax Allocation,
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/31	1,800,000	2,168,280
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/41	2,820,000	3,396,972
Saugus Castaic School Facilities Financing Authority Special Tax,
CFD No. 2006-1C, 5.875%, 9/01/33.	1,370,000	1,507,589
CFD No. 2006-1C, 6.00%, 9/01/43	3,470,000	3,822,344
Saugus USD Special Tax,
CFD No. 2006-2, Improvement Area No. 2, 4.25%, 9/01/44	2,000,000	1,849,500
Senior CFD No. 2006-1, 4.25%, 9/01/39.	1,150,000	1,085,784
Senior CFD No. 2006-1, 4.25%, 9/01/44.	2,500,000	2,330,125
Saugus/Hart School Facilities Financing Authority Special Tax,
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/41	1,250,000	1,334,725
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/46	1,250,000	1,329,788
Sierra View Local Health Care District Revenue, Pre-Refunded, 5.25%, 7/01/32.	3,000,000	3,066,270
Silicon Valley Clean Water Waste Water Revenue,
5.00%, 8/01/40	2,500,000	2,819,625
5.00%, 8/01/45	1,500,000	1,684,560
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	1,470,000	1,476,556
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49 .	15,015,000	3,335,883
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,605,680
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	9,179,800
Susanville PFAR,
Utility Enterprises Project, Refunding, Sub Series B, 5.50%, 6/01/30	1,185,000	1,255,508
Utility Enterprises Project, Refunding, Sub Series B, 5.875%, 6/01/35	1,660,000	1,781,014
Utility Enterprises Project, Refunding, Sub Series B, 6.00%, 6/01/45	6,180,000	6,636,022
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn., 8/01/49 .	17,505,000	3,623,710
Temecula RDA Tax Allocation Revenue,
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	2,100,000	2,538,480
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	1,825,000	1,846,882
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	4,676,800
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	746,728
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,259,588
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Second Sub. Capital
Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	1,005,250
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	2,536,252
Truckee-Donner PUD Special Tax,
CFD No. 04-1, 5.20%, 9/01/25	3,000,000	3,007,350
CFD No. 04-1, 5.75%, 9/01/29	2,975,000	2,985,026
CFD No. 04-1, 5.25%, 9/01/30	5,050,000	5,061,110
CFD No. 04-1, 5.80%, 9/01/35	4,515,000	4,529,674
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, 6.25%, 8/01/40.	3,540,000	3,979,774

franklintempleton.com

Semiannual Report 31

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Tulare Sewer Revenue, Pre-Refunded, 6.50%, 11/15/45	$10,000,000	$11,527,400
Turlock PFA Tax Allocation Revenue, Pre-Refunded, 7.50%, 9/01/39	3,750,000	4,621,837
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 5.00%, 9/01/37	1,000,000	1,097,040
Tustin CFD No. 07-1 Special Tax,
Tustin Legacy/Retail Center, Pre-Refunded, 6.00%, 9/01/37	2,100,000	2,175,642
Tustin Legacy/Retail Center, Refunding, Series A, 5.00%, 9/01/37	2,330,000	2,500,276
Tustin CFD No. 14-1 Special Tax,
Legacy/Standard Pacific, Series A, 5.00%, 9/01/40	750,000	794,588
Legacy/Standard Pacific, Series A, 5.00%, 9/01/45	1,000,000	1,053,160
Tustin USD,
CFD No. 06-1 Special Tax, Pre-Refunded, 5.75%, 9/01/30	1,000,000	1,143,740
CFD No. 06-1 Special Tax, Pre-Refunded, 6.00%, 9/01/40	3,000,000	3,458,220
Union City CRDA Successor Agency Tax Allocation Revenue,
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/35	1,365,000	1,529,087
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/36	1,000,000	1,115,370
Union Elementary School District GO, Santa Clara County, Election of 2014, Series A, 5.00%, 9/01/49	2,375,000	2,643,494
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	5,000,000	5,602,350
Val Verde USD Special Tax Revenue,
Refunding, 5.00%, 9/01/29	3,200,000	3,369,696
Refunding, 5.00%, 9/01/37	2,000,000	2,076,440
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	3,435,000	3,446,095
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41.	7,500,000	8,283,450
Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	5,982,280
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn.,
6/01/49	11,940,000	2,708,947
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	3,132,962
West Hollywood Community Development Commission Tax Allocation,
East Side Redevelopment Project, Series A, 7.25%, 9/01/31	1,000,000	1,230,090
East Side Redevelopment Project, Series A, 7.50%, 9/01/42	5,000,000	6,158,250
Western Riverside Water and Wastewater Financing Authority Revenue, Local Agency, Refunding, Series
A, 5.00%, 9/01/44	2,000,000	2,212,600
Woodland Davis Clean Water Agency Water Revenue, Subordinate, Refunding, Series A, AGMC Insured,
5.00%, 3/01/39	1,600,000	1,775,968
Woodland Finance Authority Water Revenue,
6.00%, 3/01/36	1,000,000	1,152,080
6.00%, 3/01/41	1,500,000	1,724,835
Woodland Special Tax, CFD No. 2004-1, Spring Lake, Capital Projects, Refunding, 4.00%, 9/01/41	2,000,000	1,845,960
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.50%, 9/01/32	2,750,000	3,210,432
Yucaipa Special Tax,
CFD No. 98-1 Chapman Heights, Refunding, 5.00%, 9/01/26	1,000,000	1,088,150
CFD No. 98-1 Chapman Heights, Refunding, 5.375%, 9/01/30	1,800,000	1,977,426
Yucca Valley RDA Tax Allocation,
Yucca Valley Redevelopment Project No. 1, 5.50%, 6/01/28	2,110,000	2,168,278
Yucca Valley Redevelopment Project No. 1, 5.75%, 6/01/38	5,485,000	5,634,357
		2,119,756,684

32 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 4.5%
Guam 1.5%
Government of Guam GO,
Series A, Pre-Refunded, 5.00%, 11/15/23	$6,745,000	$6,995,981
Series A, Pre-Refunded, 5.25%, 11/15/37	6,500,000	6,757,075
Series A, Pre-Refunded, 7.00%, 11/15/39	5,000,000	5,761,000
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.625%, 7/01/40	4,000,000	4,294,120
5.00%, 1/01/46	10,000,000	10,689,900
		34,498,076
Northern Mariana Islands 0.0%†
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%,
3/15/28	1,260,000	1,257,946
Puerto Rico 3.0%
[e] Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	10,000,000	6,600,000
[f] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	6,475,000
Refunding, Series A, 5.00%, 7/01/42	6,000,000	3,885,000
Series A, 7.00%, 7/01/33	25,000,000	16,312,500
Series A, 6.75%, 7/01/36	11,735,000	7,598,412
Series A, 7.00%, 7/01/43	5,000,000	3,262,500
[b] Series A-4, zero cpn., 7/01/19	1,601,766	1,669,377
[b] Series B, zero cpn., 7/01/19	1,601,765	1,669,376
[b] Series E-1, zero cpn., 1/01/21	1,768,493	1,843,141
[b] Series E-2, zero cpn., 7/01/21	1,768,493	1,843,141
[b] Series E-3, zero cpn., 1/01/22	600,000	625,326
[b] Series E-4, zero cpn., 7/01/22	600,000	625,326
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,500,000	5,027,495
[e] Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series U, 5.25%, 7/01/42	20,000,000	12,000,000
		69,436,594
Total U.S. Territories		105,192,616
Total Municipal Bonds (Cost $2,112,637,491)		2,224,949,300

Total Investments before Short Term Investments (Cost $2,117,242,551)		2,229,555,834

Short Term Investments 4.7%
Municipal Bonds 4.7%
California 4.7%
[g] California State GO,
Kindergarten, Refunding, Series A2, Daily VRDN and Put, 0.45%, 5/01/34	8,755,000	8,755,000
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.45%, 5/01/34	25,100,000	25,100,000
Series A, Sub Series A-2, Daily VRDN and Put, 0.48%, 5/01/33	16,925,000	16,925,000
Series A-3, Daily VRDN and Put, 0.48%, 5/01/33	35,655,000	35,655,000
[g] Irvine 1915 Act Special Assessment, Limited Obligation Improvement, AD No. 94-15, Refunding, Daily
VRDN and Put, 0.55%, 9/02/20.	853,000	853,000
[g] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Sub Series B-6, Daily VRDN and Put, 0.51%, 7/01/34	8,400,000	8,400,000
Water System, Refunding, Series B, Subseries B-2, Daily VRDN and Put, 0.48%, 7/01/35	12,000,000	12,000,000

franklintempleton.com

Semiannual Report 33

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[g] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, Daily
VRDN and Put, 0.48%, 7/01/35.	$3,400,000	$3,400,000
Total Short Term Investments (Cost $111,088,000)		111,088,000
Total Investments (Cost $2,228,330,551) 99.9%		2,340,643,834
Other Assets, less Liabilities 0.1%		1,501,906
Net Assets 100.0%		$2,342,145,740

See Abbreviations on page 52.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At November 30, 2016, the aggregate value of these securities was $22,716,562, representing 1.0% of net assets.
cIncome may be received in additional securities and/or cash.
dSecurity purchased on a when-issued basis. See Note 1(b).
eSee Note 6 regarding defaulted securities.
fAt November 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
gVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

34 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights
Franklin Tennessee Municipal Bond Fund
	Six Months Ended
	November 30, 2016		Year Ended May 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$11.44	$11.38	$11.47	$11.88	$11.94	$11.19
Income from investment operations[a]:
Net investment income[b]	0.19	0.40	0.41	0.43	0.41	0.44
Net realized and unrealized gains (losses)	(0.40)	0.06	(0.08)	(0.42)	(0.06)	0.75
Total from investment operations	(0.21)	0.46	0.33	0.01	0.35	1.19
Less distributions from net investment income.	(0.19)	(0.40)	(0.42)	(0.42)	(0.41)	(0.44)
Net asset value, end of period	$11.04	$11.44	$11.38	$11.47	$11.88	$11.94

Total return[c]	(1.91)%	4.12%	2.86%	0.20%	2.93%	10.84%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.70%	0.72%	0.72%	0.72%	0.70%	0.71%
Expenses net of waiver and payments by
affiliates	0.70%	0.72%	0.71%	0.70%	0.70%	0.70%
Net investment income	3.27%	3.55%	3.60%	3.82%	3.40%	3.82%

Supplemental data
Net assets, end of period (000’s)	$291,979	$307,294	$293,580	$273,142	$344,157	$312,688
Portfolio turnover rate.	9.65%	4.50%	11.64%	7.86%	7.89%	5.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 35

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)
Period Ended
November 30, 2016
(unaudited)[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.50
Income from investment operations[b]:
Net investment income[c]	0.08
Net realized and unrealized gains (losses)	(0.46)
Total from investment operations	(0.38)
Less distributions from net investment income.	(0.08)
Net asset value, end of period	$11.04

Total return[d]	(3.32)%

Ratios to average net assets[e]
Expenses	0.60%
Net investment income	3.37%

Supplemental data
Net assets, end of period (000’s)	$9,036
Portfolio turnover rate.	9.65%

aFor the period September 15, 2016 (effective date) to November 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

36 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, November 30, 2016 (unaudited)
Franklin Tennessee Municipal Bond Fund
	Principal
	Amount	Value

Municipal Bonds 99.6%
Tennessee 94.5%
Anderson County Water Authority Water and Sewer Revenue, Pre-Refunded, 5.00%, 6/01/36.	$1,000,000	$1,109,890
[a] Blount County GO, Refunding, Series B, 5.00%, 6/01/37	2,305,000	2,632,103
Blount County PBA Revenue,
Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/28 .	220,000	231,429
Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/32 .	1,590,000	1,669,707
Local Government Public Improvement, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%,
6/01/28	880,000	928,928
Local Government Public Improvement, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%,
6/01/32	975,000	1,029,210
Chattanooga Electric System Revenue,
The Electric Power Board of Chattanooga, Refunding, Series C, 5.00%, 9/01/40	2,750,000	3,091,165
The Electric Power Board of Chattanooga, Series A, Pre-Refunded, 5.00%, 9/01/33.	7,500,000	7,852,125
Chattanooga Health Educational and Housing Facility Board Revenue,
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	536,420
Student Housing, CDFI Phase I LLC, University of Tennessee at Chattanooga Project, Refunding,
5.00%, 10/01/35	1,000,000	1,066,010
Chattanooga-Hamilton County Hospital Authority Hospital Revenue,
Erlanger Health System, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	775,000	844,045
Erlanger Health System, Refunding, AGMC Insured, 5.00%, 10/01/22.	2,475,000	2,679,113
Clarksville Electric System Revenue,
Refunding, 5.00%, 9/01/31	1,000,000	1,135,690
Series A, 5.00%, 9/01/34	2,000,000	2,205,180
Series A, 5.00%, 9/01/35	3,185,000	3,508,118
XLCA Insured, Pre-Refunded, 5.00%, 9/01/23	2,325,000	2,392,727
XLCA Insured, Pre-Refunded, 5.00%, 9/01/32	4,000,000	4,116,520
Clarksville Water Sewer and Gas Revenue,
Refunding, 5.00%, 2/01/38	3,000,000	3,347,340
Refunding, 5.00%, 2/01/41	6,000,000	6,795,000
Columbia Waterworks System Revenue, 5.00%, 12/01/32.	3,000,000	3,354,180
Franklin Special School District GO, Refunding and Improvement, 5.00%, 6/01/29	1,000,000	1,159,970
Gallatin Water and Sewer Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 1/01/33	2,215,000	2,305,837
Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,697,550
Hallsdale-Powell Utility District of Knox County Waterworks and Sewer Revenue, Improvement, NATL
Insured, 5.00%, 4/01/31	1,000,000	1,011,840
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue,
Utilities, 5.00%, 9/01/44	4,400,000	4,831,332
Utilities, Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/35	3,700,000	3,809,187
Utilities, Refunding, 5.00%, 9/01/42	3,000,000	3,355,290
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, Pre-Refunded,
5.00%, 6/01/42	1,250,000	1,319,500
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Improvement, Pre-Refunded, 5.50%, 4/01/33	2,125,000	2,238,985
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36.	7,000,000	7,511,490
Jackson-Madison County General Hospital, Refunding and Improvement, 5.50%, 4/01/33	875,000	912,861
Johnson City Electric System Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,048,630
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center
Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	155,000	155,343
Kingsport GO, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,030,000	1,109,763
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	2,945,313

franklintempleton.com

Semiannual Report 37

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Knox County First Utility District Water and Sewer Revenue,
5.00%, 12/01/32	$1,000,000	$1,149,040
NATL Insured, Pre-Refunded, 5.00%, 12/01/24	1,790,000	1,790,000
NATL Insured, Pre-Refunded, 5.00%, 12/01/25	1,000,000	1,000,000
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,527,388
Knox County Health Educational and Housing Facility Board Hospital Revenue,
Covenant Health, Capital Appreciation, Refunding and Improvement, Series A, zero cpn., 1/01/36	2,000,000	779,140
Covenant Health, Refunding, Series A, 5.00%, 1/01/42	5,000,000	5,346,800
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Refunding, 5.25%, 4/01/27	2,500,000	2,525,525
University Health System Inc., Refunding, 5.25%, 4/01/36	5,000,000	5,048,300
University Health System Inc., Refunding, 5.00%, 9/01/47	5,000,000	5,107,950
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
5.25%, 1/01/36	1,500,000	1,661,190
Refunding and Improvement, 5.00%, 1/01/33	1,470,000	1,663,599
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,064,640
Knoxville Wastewater System Revenue, Improvement, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,049,900
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,425,000	2,626,178
Loudon Water and Sewer Revenue,
Exempt Facility, Series A, 4.00%, 3/01/28	1,000,000	1,021,780
Exempt Facility, Series A, 5.00%, 3/01/32	1,300,000	1,406,769
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,665,000	2,912,392
Maryville Water and Sewer Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	5,762,405
Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,833,344
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,130,520
Memphis Gas System Revenue,
4.00%, 12/01/35	1,000,000	1,044,420
4.00%, 12/01/36	2,000,000	2,081,960
Memphis GO,
General Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,133,079
General Improvement, Refunding, 5.00%, 5/01/36	4,135,000	4,578,189
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,767,825
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,323,460
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,389,000
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,753,707
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B,
5.375%, 11/01/29	5,000,000	5,517,200
Metropolitan Government of Nashville and Davidson County Electric System Revenue,
Series A, 5.00%, 5/15/36	3,500,000	3,868,970
Series A, 5.00%, 5/15/39	4,000,000	4,501,720
Series A, Pre-Refunded, 5.00%, 5/15/33	3,000,000	3,162,750
Metropolitan Government of Nashville and Davidson County GO, Refunding, 4.00%, 1/01/33	5,000,000	5,205,900
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
Revenue,
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	3,500,000	3,875,095
Vanderbilt University, Series B, Pre-Refunded, 5.00%, 10/01/39	9,000,000	9,840,870
Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	5,000,000	5,353,150
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/38	3,000,000	3,344,100
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/43	2,075,000	2,293,290

38 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Nashville Airport Authority Revenue, Improvement, Series A, 5.00%, 7/01/45	$4,000,000	$4,453,480
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,378,562
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit
Group, Series C, 5.00%, 11/15/40	10,000,000	10,752,500
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,254,813
Educational Facilities, Rhodes College, 5.00%, 8/01/40	750,000	833,347
Educational Facilities, Rhodes College, 5.50%, 8/01/40	5,000,000	5,641,100
Educational Facilities, Rhodes College, 5.00%, 8/01/45	1,700,000	1,882,240
Methodist Healthcare, Series B, AGMC Insured, Pre-Refunded, 5.25%, 9/01/27	5,000,000	5,250,100
South Blount County Utility District Waterworks Revenue,
Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33.	315,000	346,428
Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/39.	1,040,000	1,151,322
Refunding and Improvement, AGMC Insured, 5.00%, 12/01/33.	685,000	745,787
Refunding and Improvement, AGMC Insured, 5.25%, 12/01/39.	2,270,000	2,484,379
Tennessee HDA Residential Financing Program Revenue, Issue 1C, 4.00%, 7/01/43	2,305,000	2,312,353
Tennessee HDA Revenue,
Homeownership Program, Series 1, 5.00%, 7/01/29	935,000	955,673
Homeownership Program, Series 2C, 3.80%, 7/01/43	1,530,000	1,504,786
Tennessee State School Bond Authority Revenue,
Higher Educational Facilities, Second Program, Refunding, Series B, 5.00%, 11/01/40	10,000,000	11,236,600
Higher Educational Facilities, Second Program, Refunding, Series B, 5.00%, 11/01/45	5,000,000	5,593,800
Higher Educational Facilities, Second Program, Series A, Pre-Refunded, 5.00%, 5/01/39	3,000,000	3,247,140
Higher Educational Facilities, Second Program, Series B, Pre-Refunded, 5.50%, 5/01/38	4,000,000	4,238,960
West Wilson Utility District of Wilson County Water Revenue,
5.00%, 6/01/33	3,000,000	3,316,590
Refunding & Improvement, 5.00%, 6/01/40	1,545,000	1,712,725
White House Utility District of Robertson and Sumner Counties Water and Sewer Revenue, Refunding,
4.00%, 1/01/32	1,600,000	1,711,370
		284,383,391

U.S. Territories 5.1%
Guam 1.6%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed,
Refunding, 5.25%, 6/01/32	1,330,000	1,330,425
Guam Government Limited Obligation Revenue, Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,205,000	3,576,043
		4,906,468
Puerto Rico 3.5%
[b] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,237,500
[c] Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	2,000,000	1,222,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 6.50%, 8/01/44	7,500,000	4,040,625
First Subordinate, Series C, 5.50%, 8/01/40	4,000,000	2,095,000
		10,595,625
Total U.S. Territories		15,502,093
Total Municipal Bonds before Short Term Investments (Cost $297,151,648)		299,885,484

franklintempleton.com

Semiannual Report 39

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value
Short Term Investments (Cost $2,200,000) 0.8%
Municipal Bonds 0.8%
Tennessee 0.8%
[d] Shelby County Health Educational and Housing Facilities Board Revenue, Methodist Le Bonheur,
Healthcare, Refunding, Series A, AGMC Insured, Daily VRDN and Put, 0.60%, 6/01/42	$2,200,000	$2,200,000
Total Investments (Cost $299,351,648) 100.4%		302,085,484
Other Assets, less Liabilities (0.4)%.		(1,070,263)
Net Assets 100.0%.		$301,015,221

See Abbreviations on page 52.

aSecurity purchased on a when-issued basis. See Note 1(b).
bAt November 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
cSee Note 6 regarding defaulted securities.
dVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

40 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
November 30, 2016 (unaudited)

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Assets:
Investments in securities:
Cost	$2,228,330,551	$299,351,648
Value.	$2,340,643,834	$302,085,484
Cash	—	98,356
Receivables:
Investment securities sold	5,507,244	4,348,476
Capital shares sold	2,513,029	335,371
Interest	27,675,064	3,798,314
Other assets	25,526	43
Total assets	2,376,364,697	310,666,044
Liabilities:
Payables:
Investment securities purchased	11,155,000	8,232,410
Capital shares redeemed	20,203,986	1,156,898
Management fees	932,324	134,595
Distribution fees	322,980	24,491
Transfer agent fees	155,733	24,764
Distributions to shareholders	1,394,269	66,063
Funds advanced by custodian	49,361	—
Accrued expenses and other liabilities.	5,304	11,602
Total liabilities	34,218,957	9,650,823
Net assets, at value	$2,342,145,740	$301,015,221
Net assets consist of:
Paid-in capital	$2,333,981,828	$305,312,109
Undistributed net investment income	3,980,525	534,696
Net unrealized appreciation (depreciation)	112,313,283	2,733,836
Accumulated net realized gain (loss)	(108,129,896)	(7,565,420)
Net assets, at value	$2,342,145,740	$301,015,221
Class A:
Net assets, at value	$1,358,583,665	$291,978,740
Shares outstanding.	129,712,299	26,451,902
Net asset value per share[a]	$10.47	$11.04
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.93	$11.53
Class C:
Net assets, at value	$373,137,431
Shares outstanding.	35,380,042
Net asset value and maximum offering price per share[a]	$10.55
Advisor Class:
Net assets, at value	$610,424,644	$9,036,481
Shares outstanding.	58,161,807	818,560
Net asset value and maximum offering price per share	$10.50	$11.04

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 41

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended November 30, 2016 (unaudited)

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Investment income:
Interest	$52,361,782	$6,272,539
Expenses:
Management fees (Note 3a)	5,877,125	829,937
Distribution fees: (Note 3c)
Class A	744,695	155,368
Class C	1,293,348	—
Transfer agent fees: (Note 3e)
Class A	270,801	62,409
Class C	72,371	—
Advisor Class	121,296	347
Custodian fees	9,999	1,273
Reports to shareholders	33,739	7,223
Registration and filing fees	36,212	3,676
Professional fees	59,306	27,973
Trustees’ fees and expenses	28,649	3,827
Other	108,476	12,068
Total expenses	8,656,017	1,104,101
Net investment income	43,705,765	5,168,438
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(8,033,418)	(150,032)
Net change in unrealized appreciation (depreciation) on investments	(136,171,762)	(11,052,757)
Net realized and unrealized gain (loss)	(144,205,180)	(11,202,789)
Net increase (decrease) in net assets resulting from operations	$(100,499,415)	$(6,034,351)

42 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN MUNICIPAL SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	November 30, 2016	Year Ended	November 30, 2016	Year Ended
	(unaudited)	May 31, 2016	(unaudited)	May 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$43,705,765	$84,120,399	$5,168,438	$10,441,637
Net realized gain (loss)	(8,033,418)	(3,670,661)	(150,032)	(1,191,121)
Net change in unrealized appreciation
(depreciation)	(136,171,762)	98,799,680	(11,052,757)	2,575,461
Net increase (decrease) in net assets
resulting from operations	(100,499,415)	179,249,418	(6,034,351)	11,825,977
Distributions to shareholders from:
Net investment income:
Class A	(25,481,249)	(52,806,784)	(5,055,500)	(10,343,510)
Class C	(5,661,296)	(11,394,081)	—	—
Advisor Class	(11,709,625)	(21,295,565)	(28,551)	—
Total distributions to shareholders	(42,852,170)	(85,496,430)	(5,084,051)	(10,343,510)
Capital share transactions: (Note 2)
Class A	(945,464)	92,169,914	(4,457,442)	12,230,945
Class C	18,324,512	36,708,855	—	—
Advisor Class	12,402,547	138,044,150	9,297,510	—
Total capital share transactions	29,781,595	266,922,919	4,840,068	12,230,945
Net increase (decrease) in net assets	(113,569,990)	360,675,907	(6,278,334)	13,713,412
Net assets:
Beginning of period	2,455,715,730	2,095,039,823	307,293,555	293,580,143
End of period	$2,342,145,740	$2,455,715,730	$301,015,221	$307,293,555
Undistributed net investment income included in net
assets:
End of period	$3,980,525	$3,126,930	$534,696	$450,309

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Effective September 15, 2016, Franklin Tennessee Municipal Bond Fund began offering a new class of shares, Advisor class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A & Advisor Class

Franklin Tennessee Municipal Bond Fund

Class A, Class C & Advisor Class

Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

44 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of November 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com

Semiannual Report 45

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At November 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended November 30, 2016
Shares sold	14,137,321	$158,994,169	1,949,033	$22,424,269
Shares issued in reinvestment of distributions	1,963,356	21,891,994	406,153	4,650,862
Shares redeemed	(16,415,628)	(181,831,627)	(2,761,657)	(31,532,573)
Net increase (decrease)	(314,951)	$(945,464)	(406,471)	$(4,457,442)
Year ended May 31, 2016
Shares sold	30,832,731	$332,124,577	3,943,392	$44,794,337
Shares issued in reinvestment of distributions	4,080,352	44,055,673	817,838	9,280,939
Shares redeemed	(26,391,263)	(284,010,336)	(3,691,266)	(41,844,331)
Net increase (decrease)	8,521,820	$92,169,914	1,069,964	$12,230,945
Class C Shares:
Six Months ended November 30, 2016
Shares sold	3,891,644	$44,152,218
Shares issued in reinvestment of distributions	397,113	4,457,488
Shares redeemed	(2,705,953)	(30,285,194)
Net increase (decrease)	1,582,804	$18,324,512
Year ended May 31, 2016
Shares sold	6,876,895	$74,909,800
Shares issued in reinvestment of distributions	808,943	8,791,576
Shares redeemed	(4,335,827)	(46,992,521)
Net increase (decrease)	3,350,011	$36,708,855
Advisor Class Shares:
Six Months ended November 30, 2016[a]
Shares sold	9,123,974	$102,611,758	906,929	$10,298,058
Shares issued in reinvestment of distributions	706,409	7,891,775	2,560	28,516
Shares redeemed	(8,827,010)	(98,100,986)	(90,929)	(1,029,064)
Net increase (decrease)	1,003,373	$12,402,547	818,560	$9,297,510
Year ended May 31, 2016
Shares sold	20,333,235	$220,443,000
Shares issued in reinvestment of distributions	1,270,053	13,749,421
Shares redeemed	(8,901,598)	(96,148,271)
Net increase (decrease)	12,701,690	$138,044,150

[a]For the period September 15, 2016 (effective date) to November 30, 2016 for Franklin Tennessee Muncipal Bond Fund.

46 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:
Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended November 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin	Franklin
California	Tennessee
High Yield	Municipal
Municipal Fund	Bond Fund

0.460%	0.526%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

franklintempleton.com

Semiannual Report 47

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
Municipal Fund		Bond Fund
Reimbursement Plans:
Class A	0.15%	0.15%
Compensation Plans:
Class C	0.65%	—%
Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds for Class A.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$176,680	$64,963
CDSC retained	$19,328	$—

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended November 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Transfer agent fees	$130,900	$15,100

48 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the period ended November 30, 2016, were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Purchases	$88,425,000	$2,300,000
Sales	$41,400,000	$2,300,000

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At November 30, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Capital loss carryforwards subject to expiration:
2017	$5,767,799	$810,129
2018	32,781,484	–
2019	21,604,912	–
Capital loss carryforwards not subject to expiration:
Short term	23,746,678	3,538,963
Long term	15,507,537	3,066,296
Total capital loss carryforwards	$99,408,410	$7,415,388

At November 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Cost of investments	$2,226,728,080	$299,172,594

Unrealized appreciation	$182,940,065	$13,008,694
Unrealized depreciation	(69,024,311)	(10,095,804)
Net unrealized appreciation (depreciation)	$113,915,754	$2,912,890

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

franklintempleton.com

Semiannual Report 49

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended November 30, 2016, were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Purchases	$326,344,744	$39,842,064
Sales	$190,403,328	$29,427,500

6. Credit Risk and Defaulted Securities

At November 30, 2016, Franklin California High Yield Municipal Fund had 28.5% of its portfolio invested in high yield securities, rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At November 30, 2016, the aggregate value of these securities for Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund was $18,600,000 and $1,222,500, representing 0.8%, and 0.4%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended November 30, 2016, the Funds did not use the Global Credit Facility.

50 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of November 30, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin California High Yield Municipal Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$611,323	$611,323
Corporate Bonds	—	3,995,211	—	3,995,211
Municipal Bonds	—	2,223,944,050	1,005,250	2,224,949,300
Short Term Investments	—	111,088,000	—	111,088,000
Total Investments in Securities	$—	$2,339,027,261	$1,616,573	$2,340,643,834

Franklin Tennessee Municipal Bond Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$299,885,484	$—	$299,885,484
Short Term Investments	—	2,200,000	—	2,200,000
Total Investments in Securities	$—	$302,085,484	$—	$302,085,484

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com

Semiannual Report 51

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	GNMA	Government National Mortgage Association
ABAG	The Association of Bay Area Governments	GO	General Obligation
AD	Assessment District	HDA	Housing Development Authority/Agency
AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BAM	Build America Mutual Assurance Co.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PFA	Public Financing Authority
COP	Certificate of Participation	PFAR	Public Financing Authority Revenue
CRDA	Community Redevelopment Authority/Agency	PIK	Payment-In-Kind
CSD	Central School District	PUD	Public Utility District
ETM	Escrow to Maturity	RDA	Redevelopment Agency/Authority
FGIC	Financial Guaranty Insurance Co.	UHSD	Unified/Union High School District
FHA	Federal Housing Authority/Agency	USD	Unified/Union School District
FICO	Financing Corp.	XLCA	XL Capital Assurance

52 Semiannual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Trust uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Trust’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the
U.S. Securities and Exchange Commission for the first and
third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s
website at sec.gov. The filed form may also be viewed and
copied at the Commission’s Public Reference Room in
Washington, DC. Information regarding the operations of the
Public Reference Room may be obtained by calling (800)
SEC-0330.

franklintempleton.com

Semiannual Report 53

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016-2017 Franklin Templeton Investments. All rights reserved.	MUN S 01/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5.  Audit Committee of Listed Registrants.       N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                  N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                            N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.               N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By __/s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By __/s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  January 26, 2017

By __/s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  January 26, 2017